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                                                              EXHIBIT 10.29

                                                                APPENDIX 2
                                                                    to
                                                             Credit Agreement


                              CONDITIONS PRECEDENT

PART A: CONDITIONS PRECEDENT TO THE DISBURSEMENT OF THE TERM LOANS UNDER SECTION 2.01(a)

         1. Credit Agreement. This Agreement, duly executed and delivered by each of the Company, the Agents and the Lenders, and this Agreement shall have become effective pursuant to Section 11.13.

         2. Borrowing Request. A Borrowing Request with respect to such Term Loans.

         3. Depositary Agreement. The Depositary Agreement, duly executed and delivered by the Company, the Collateral Agent and the Depositary Bank.

         4. Filings, Registrations and Recordings. Evidence that all filings (including applicable Uniform Commercial Code financing statements), recordings, registrations and similar action under the Depositary Agreement have been duly made in order to create a first priority security interest in the Collateral covered thereby (except as may be provided therein) and that the payment of all filing, recordation, registration and similar fees and all taxes and other similar charges in connection therewith and with the execution and delivery of the Depositary Agreement has been made, or arrangements for any of the foregoing satisfactory to the Collateral Agent have been made.

         5. Management Services Agreement. A certified copy of the Management Services Agreement as in effect, duly executed and delivered by Iridium World Communications Ltd., Iridium LLC and the Company.

         6. Asset Transfer Agreement. The Asset Transfer Agreement, duly executed and delivered by Iridium LLC and the Company, and evidence that the transfer of substantially all of the assets of Iridium LLC to the Company contemplated thereby has been effected pursuant thereto.




                        Appendix 2 - Conditions Precedent
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PART B:           CONDITIONS PRECEDENT TO THE DISBURSEMENT OF THE TERM
                  LOANS FROM THE PRE-FUNDING ACCOUNT

I.       DOCUMENTS AND INFORMATION TO BE DELIVERED BY THE CREDIT PARTIES

         1. Security Agreement. The Security Agreement, duly executed and delivered by the Company, the Subsidiary Guarantors and the Collateral Agent.

         2. Subsidiary Guarantee Agreement. The Subsidiary Guarantee Agreement, duly executed and delivered by each Subsidiary Guarantor and the Administrative Agent.

         3. Promissory Notes. If requested by any Lender, the promissory notes or promissory notes for such Lender each duly executed and delivered by the Company.

         4. Mortgages. The Mortgage(s) with respect to each parcel of real property or leasehold interest of the Company or any of its Subsidiaries identified on Part A of Schedule II to the Credit Agreement required to be subject to a Mortgage as of the Closing Date, each duly executed and delivered by the Company or the relevant Subsidiary, as the case may be.

         5. Financial Statements. Copies of the most recent audited and (if any) unaudited consolidated financial statements of the Company required to delivered under Section 5.01 of the Credit Agreement.

         6. Company Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, as to: (i) the Company LLC Agreement; (ii) resolutions relating to the execution, delivery and performance by the Company of the Credit Documents to which it is a party; and (iii) incumbency and specimen signatures of each officer of the Company executing any such Credit Document (and the Agents and each Lender may conclusively rely on such officer's certificate until it receives notice in writing from the Company).

         7. Subsidiary Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of each Subsidiary, dated the Closing Date, as to: (i) the limited liability company or charter; (ii) resolutions relating to the execution, delivery and performance by such Subsidiary of the Credit Documents to which it is a party; (iii) incumbency and specimen signature of each officer of the Subsidiary executing any such Credit Document (and the Agents and each Lender may conclusively rely on such officer's certificate until it receives notice in writing from such Subsidiary).

         8. Company Responsible Officer's Certificate. A certificate of a Responsible Officer, dated the Closing Date, as to:

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                           (i) the accuracy of the representations and
                  warranties made by the Company and its Subsidiaries in the Credit Documents to which any of them is a party;

                           (ii) to the best knowledge of the Company, the
                  accuracy of the representations and warranties made by each other Project Party in each Credit Document to which it is a party;

                           (iii)  the absence of any Default;

                           (iv) the insurance obtained by the Company being in
                  accordance with the insurance requirements under Section 8.01, and that such insurance is in full force and effect and all insurance premiums and deposits then due and payable thereon have been paid or made;

                           (v) (i) the Senior Subordinated Notes shall be
                  outstanding as of the Closing Date and (ii) (x) the Company shall have outstanding unsecured senior debt of at least $1,900,000,000 in aggregate principal amount (of which up to $350,000,000 may consist of Motorola's commitment to issue its Guarantee of the Company's senior unsecured Indebtedness up to $350,000,000 (inclusive of principal, interest and other amounts)) and (y) the net cash proceeds thereof have been (or in the case of such commitment, will be) applied by the Company to the payment of Project Costs.

         9. Subscriber Units. A letter from Motorola to Iridium as to the supply of subscriber units in sufficient quantities to cover at least the projected level of subscribers for the first year of commercial operation for the Project and at a price consistent with achievement of the Financial Projections.

         10. Insurance. Certificates of insurance from the Company's insurance brokers showing that (i) the Agents and the Lenders are additional insureds under all liability insurance policies of the Company and (ii) The Chase Manhattan Bank, as Collateral Agent, is named as loss payee under all casualty insurance policies of the Company (including, without limitation, the in-orbit insurance policies referred to in Appendix 3) and (if requested by the Administrative Agent) true and complete copy of the insurance policies required to be in effect as of the Closing Date.

         11. Stock Certificates. If the equity interests of any of the Subsidiaries pledged to the Collateral Agent under any Security Document to which any Credit Party is a party are evidenced by a certificate, the Collateral Agent shall have received such certificate(s) together with in each case an undated stock power executed in blank, in order to create a first priority perfected security interest in such equity interests.

         12. Filings, Registrations and Recordings. Evidence that all filings (including, applicable, Uniform Commercial Code financing statements), recordings,



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                  registrations and similar action under each Security Document to which any Credit Party is a party as of the Closing Date have been duly made in order to create a first priority security interest in the Collateral covered by such Security Document (except as may be provided therein) and that the payment of all filing, recordation, registration and similar fees and all taxes and other similar charges in connection therewith and with the execution and delivery of each such Security Document has been made, or arrangements for any of the foregoing satisfactory to the Collateral Agent have been made.

         13. UCC Searches, Etc. Satisfactory results of UCC, tax and judgment lien searches in each jurisdiction reasonably requested by the Administrative Agent and under the names of the Company, Iridium LLC and each other name reasonably requested by the Administrative Agent.

         14. Title Insurance, Etc. The issuance of a mortgagee title insurance policy in respect of each of the properties subject to the Mortgage(s) being entered into as of the Closing Date, together with delivery of each of the related documentation that complies with the requirements of Section 6.10(c).

         15. Process Agent. Letter from one or more persons satisfactory to the Administrative Agent accepting its appointment as process agent in New York for each Credit Party under the relevant Credit Documents.

         16. Payment of Fees and Expenses. Evidence that the Company shall have paid such fees, expenses and other amounts as the Company shall have agreed to pay to any Lender or any Agent on or prior to the Closing Date, including, without limitation, the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers and the Agents, and of each of the Independent Advisors (to the extent that statements for such fees and other amounts have been delivered to the Company).

         17. Opinions of Counsel. The opinions of counsel to the Credit Parties referred to below in Section VII of this Part A.

         18. Other Documents. Receipt of such other documents, certificates, instruments and information as the Administrative Agent or special counsel to the Global Arrangers may reasonably request.




                        Appendix 2 - Conditions Precedent
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II.      DOCUMENTS AND INFORMATION TO BE DELIVERED BY IRIDIUM LLC

         1. Parent Security Agreement. The Parent Security Agreement, duly executed and delivered by Iridium LLC and the Collateral Agent.

         2. Financial Statements. Copies of the most recent audited and (if any) unaudited consolidated financial statements of Iridium LLC referred to in Section 4.01 of the Parent Security Agreement and unaudited quarterly consolidated financial statements of Iridium LLC for each quarterly period ended subsequent to such audited financial statements.

         3.       Iridium LLC Secretary's Certificate

                  A certificate of the Secretary or an Assistant Secretary of Iridium LLC, dated the Closing Date, as to: (i) the Iridium LLC Agreement as amended and in effect on the Closing Date (including an amendment thereto pursuant to which the Iridium LLC Members have consented to the assignment of the rights in favor of Iridium LLC with respect to the Reserve Capital Call Obligations pursuant to the Parent Security Agreement); (ii) resolutions relating to the execution, delivery and performance by Iridium LLC of the Credit Documents to which it is a party; and (iii) incumbency and specimen signatures of each officer of Iridium LLC executing any such Credit Document (and the Agents and each Lender may conclusively rely on such officer's certificate until it receives notice in writing from Iridium LLC).

         4. Iridium LLC Responsible Officer's Certificate. A certificate of a senior officer of Iridium LLC, dated the Closing Date, as to:

                                    (i) the accuracy of the representations and
                           warranties made by Iridium LLC in each Credit Document to which it is a party;

                                    (ii) the absence of any Default relating to
                           Iridium LLC; and

                                    (iii) prior to the Closing Date, receipt by
                           Iridium LLC of aggregate net cash proceeds from the issuance of equity of at least $1,985,000,000 (of which up to $50,000,000 may consist of a receivable from P.T. Bakrie Communications) and that such cash proceeds have been fully applied by the Company to the payment of Project Costs.

         5. Stock Certificates. If the equity interests of the Company pledged to the Collateral Agent under the Parent Security Agreement are evidenced by a certificate, the Collateral Agent shall have received such certificate(s) together with in each case an undated stock power executed in blank, in order to create a first priority perfected security interest in such equity interests.


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         6.       Filings, Registrations and Recordings. Evidence that all
                  filings (including, applicable, Uniform Commercial Code financing statements), recordings, registrations and similar action under the Parent Security Agreement have been duly made in order to create a first priority security interest in the Collateral covered by the Parent Security Agreement (except as may be provided therein) and that the payment of all filing, recordation, registration and similar fees and all taxes and other similar charges in connection therewith and with the execution and delivery of the Parent Security Agreement has been made, or arrangements for any of the foregoing satisfactory to the Collateral Agent have been made.

         7. Process Agent. Letter from one or more persons satisfactory to the Administrative Agent accepting its appointment as process agent in New York for Iridium LLC under the relevant Credit Documents.



                        Appendix 2 - Conditions Precedent
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III.     DOCUMENTS AND INFORMATION TO BE DELIVERED BY MOTOROLA

         1. Motorola Consent. The Motorola Consent, duly executed and delivered by each of Motorola, the Company, the Administrative Agent and the Collateral Agent.

         2. Motorola Pledge Agreement. If required by Section 4.01 of the Motorola Consent to be executed and delivered as of the Closing Date, the Motorola Pledge Agreement, duly executed and delivered by Motorola and the Collateral Agent.

         3. Stock Certificates. At the time of the entering into of the Motorola Pledge Agreement, the stock certificate evidencing the capital stock of the Subsidiary of Motorola holding the FCC License pledged under the Motorola Pledge Agreement, together with an undated stock power executed in blank, and Motorola shall have taken all other action under the Motorola Pledge Agreement reasonably requested by the Collateral Agent in order to create a first priority security interest in the Collateral covered thereby.

         4.       FCC License.  A certified copy of the FCC License.

         5. Insurance. Evidence that the Lenders and the Agents shall be additional insureds under the liability insurance policy of Motorola and its Subsidiaries specifically procured in connection with the Development of the Project.

         6. Financial Statements of Motorola. Copies of the consolidated financial statements of Motorola referred to in Section 2.02 of the Motorola Consent.

         7. Senior Officer's Certificate. A certificate of a senior officer of Motorola certifying as to: (i) the accuracy of the representations and warranties made by Motorola in the Credit Documents to which it is party; and (ii) the absence of any Motorola Default.

         8. Secretary's Certificate. An officer's certificate of the Secretary or an Assistant Secretary of Motorola, dated the Closing Date, as to: (i) the charter and by-laws of Motorola;
                  (ii) the resolutions relating to the execution, delivery and performance by Motorola of the Credit Documents to which it is a party; and (iii) the incumbency and specimen signatures of each officer of Motorola executing any such Credit Document (and the Agents and each Lender may conclusively rely on such officer's certificate until it receives notice in writing from Motorola).

         9. Opinions of Counsel. The opinions of counsel to Motorola referred to below in Section VII of this Part A.



                        Appendix 2 - Conditions Precedent
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IV.      PRINCIPAL PROJECT DOCUMENTS AND CERTAIN OTHER DOCUMENTS

         1. Space System Contract. A certified copy of the Space System Contract as amended and in effect on the Closing Date, duly executed and delivered by each of the parties thereto.

         2. Terrestrial Network Development Contract. A certified copy of the Terrestrial Network Development Contract as amended and in effect on the Closing Date, duly executed and delivered by each of the parties thereto.

         3. O&M Contract. A certified copy of the O&M Contract as amended and in effect on the Closing Date, duly executed and delivered by each of the parties thereto.

         4. Gateway Authorization Agreements. Certified copies of each Gateway Authorization Agreement as amended and in effect on the Closing Date, in each case duly executed and delivered by each of the parties thereto.

         5. IBSS Agreement. A certified copy of the IBSS Agreement as amended and in effect on the Closing Date, duly executed and delivered by each of the parties thereto.



                        Appendix 2 - Conditions Precedent
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V.       INDEPENDENT ADVISORS REPORTS

         1. Technical Advisor. A copy of the report of Arthur D. Little, Inc., the Independent Technical Advisor, dated October 8, 1997 (delivered in connection with the Information Memorandum).

         2. Market Consultant. A copy of the report of Coopers & Lybrand L.L.P., the Independent Market Consultant, appearing in
                  Section 9 of the Information Memorandum.

         3. Insurance Advisor. A written report of Sedgwick James of New Jersey, Inc., the Independent Insurance Advisor, dated on or prior to the Closing Date, as to the adequacy of the insurance program of the Company and its Subsidiaries and confirming compliance thereof with the insurance requirements under
                  Section 8.01.



                        Appendix 2 - Conditions Precedent
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VI.      CERTAIN OTHER DOCUMENTS AND INFORMATION

         1. Assignment Consents. A consent to the assignment by the Company of its rights in each Principal Project Document pursuant to the Security Agreement, duly executed and delivered by each Project Party party thereto (other than the Credit Parties. Motorola and the Secured Parties), in form and substance satisfactory to the Administrative Agent.

         2. Certain Project Parties' Financial Statements. Copies of the audited financial statements of each Person (if available, otherwise unaudited and certified by a senior financial officer of such party) obligated in respect of the Reserve Capital Call Obligations, for the two most recent fiscal years and unaudited quarterly financial statements of such party for each quarterly period ended subsequent to the date of such audited financial statements, but only to the extent that the Company, using reasonable efforts has been able to obtain the same.



                        Appendix 2 - Conditions Precedent
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VII.  LEGAL OPINIONS

         1. Opinion(s) of Counsel to the Credit Parties and Iridium LLC. Opinions of counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent.

         2. Opinion of Counsel to Motorola. Opinions of counsel to Motorola in form and substance satisfactory to the Administrative Agent.

         3. Opinion of Milbank, Tweed, Hadley & McCloy. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Global Arrangers and the Agents, in form and substance satisfactory to the Administrative Agent.

         4. Other Opinions. If any Mortgage is being executed and delivered as of the Closing Date, an opinion of counsel to the Company or the relevant Subsidiary in the jurisdiction where the property subject to such Mortgage is located in form and substance satisfactory to the Administrative Agent.



                        Appendix 2 - Conditions Precedent
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VIII.  TECHNICAL AND REGULATORY CONDITIONS

         1. Progress Certificate.(1) A Progress Certificate, substantially in the form of Exhibit I-1, duly completed and executed by a Responsible Officer, certifying (in the form specified in Exhibit I-1 and the basis for which certifications shall be satisfactory to the Administrative Agent) as to:

                                    (i) achievement of, or satisfaction with,
                           each of the technical requirements for "Stage 1" as specified in Annex A to this Appendix 2 that are required to be met on or prior to the Closing Date;

                                    (ii) minimum regulatory approvals and PSTN
                           access for "Stage 1" as specified in Attachment 3 of Annex A to this Appendix 2 required to be achieved on or prior to the Closing Date (and providing and/or attaching the legal opinions and other information and/or documentation with respect thereto contemplated by Exhibit I-1); and

                                    (iii) the Company's compliance with the
                           requirements of Section 8.04 as of the Closing Date.

         2. Verification of Independent Technical Advisor. A certificate of the Independent Technical Advisor, in the form of Exhibit I-2, duly completed and executed, with respect to the achievement of, or satisfaction with, each of the technical requirements for "Stage 1" as specified in Annex A to this Appendix 2 that are required to be met on or prior to the Closing Date (and attaching copies of the related statements of Motorola referred to therein).

--------

(1) This Progress Certificate, fully competed (including completed schedules together with all relevant attachments) other than the execution and dating of this Certificate, shall be required to be delivered to the Administrative Agent not less than 5 Business Days prior to the date of the Borrowing Request.


                        Appendix 2 - Conditions Precedent
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PART C:           CONDITIONS PRECEDENT TO PRE-COMMERCIAL ACTIVATION
                  REVOLVING LOANS (I.E. REVOLVING LOANS UP TO BUT NOT EXCEEDING THE FIRST $400,000,000)(2)

         1.       Borrowing Request. A Borrowing Request with respect to such
                  Borrowing.

         2. Progress Certificate. A Progress Certificate,(3) substantially in the form of Exhibit I-1, duly completed and executed by a Responsible Officer, certifying (in the form specified in Exhibit I-1 and the basis for which certifications shall be satisfactory to the Administrative Agent) as to:

                                    (i) achievement of, or satisfaction with,
                           each of the technical requirements for "Stage 2" or "Stage 3", as applicable to such Borrowing, as specified in Annex A to this Appendix 2 that are required to be met on or prior to the date of such Borrowing;

                                    (ii) minimum regulatory approvals for "Stage
                           2" or "Stage 3", as applicable to such Borrowing, as specified in Attachment 3 of Annex A to this Appendix 2 required to be achieved on or prior to the date of such Borrowing (and providing and/or attaching the legal opinions and other information and/or documentation with respect thereto contemplated by
                           Exhibit I-1); and

                                    (iii) the Company's compliance with the
                           requirements of Section 8.04 as of the date of such Borrowing.
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(2)      The conditions precedent set forth below in this Part C shall be satisfied in connection with each Borrowing under "Stages 2 and 3" (as such Stages are identified in Annex A to this Appendix 2). In connection with any Borrowing under each such Stage other than the first Borrowing thereunder, in lieu of items 2 and 3 above, the Company may provide a certificate of a Responsible Officer, in form and substance satisfactory to the Administrative Agent, that the technical and regulatory conditions precedent for such Stage, as certified to by the Company in the Progress Certificate delivered for such initial Borrowing, remain satisfied as of the date of such Borrowing (together with, to the extent the Company shall be relying on information that differs from the information that served as the basis for the certifications in such initial Progress Certificate, such other information (and any related documentation) in a form satisfactory to the Administrative Agent and consistent with the requirements for such initial Progress Certificate).

(3) This Progress Certificate, fully competed (including completed schedules together with all relevant attachments) other than the execution and dating of this Certificate, shall be required to be delivered to the Administrative Agent not less than 5 Business Days prior to the date of the Borrowing Request.


                        Appendix 2 - Conditions Precedent
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         3.       Verification of Independent Technical Advisor. A certificate of the Independent Technical Advisor, substantially in the form of Exhibit I-2, duly completed and executed, with respect to the achievement of, or satisfaction with, each of the technical requirements for "Stage 2" or "Stage 3", as applicable to such Borrowing, as specified in Annex A to this Appendix 2 that are required to be met on or prior to the date of such Borrowing (and attaching copies of the related statements of Motorola referred to therein).



                        Appendix 2 - Conditions Precedent
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PART D:           CONDITIONS PRECEDENT TO POST-COMMERCIAL ACTIVATION
                  REVOLVING LOANS (I.E. REVOLVING LOANS IN EXCESS OF $400,000,000)(4)

         1.       Borrowing Request. A Borrowing Request with respect to such
                  Borrowing.

         2. Commercial Activation. Evidence that Commercial Activation shall have occurred.

         3. Progress Certificate. A Progress Certificate,(5) substantially in the form of Exhibit I-3, duly completed and executed by a Responsible Officer, certifying (in the form specified in Exhibit I-3 and the basis for which certifications shall be satisfactory to the Administrative Agent) as to:

                                    (i) all regulatory approvals (including PSTN
                           access) necessary for commercial operation in each of the countries specified in Attachment 3 of Annex A to this Appendix 2 (and providing and/or attaching the legal opinions and other information and/or documentation with respect thereto contemplated by
                           Exhibit I-3); and

                                    (ii) the Company's compliance with the
                           requirements of Section 8.04 as of the date of such Borrowing.


--------

(4) The conditions precedent set forth below in this Part D shall be satisfied in connection with each Borrowing under the "Post-Commercial Activation Stage" (as such Stage is identified in Annex A to this Appendix 2). In connection with any Borrowing under such Stage other than the first Borrowing thereunder, in lieu of item 3 above, the Company may provide a certificate of a Responsible Officer, in form and substance satisfactory to the Administrative Agent, that the technical and regulatory conditions precedent for such Stage, as certified to by the Company in the Progress Certificate delivered for such initial Borrowing, remain satisfied as of the date of such Borrowing (together with, to the extent the Company shall be relying on information that differs from the information that served as the basis for the certifications in such initial Progress Certificate, such other information (and any related documentation) in a form satisfactory to the Administrative Agent and consistent with the requirements for such initial Progress Certificate).

(5) This Progress Certificate, fully competed (including completed schedules together with all relevant attachments) other than the execution and dating of this Certificate, shall be required to be delivered to the Administrative Agent not less than 5 Business Days prior to the date of the Borrowing Request.


                        Appendix 2 - Conditions Precedent